Exhibit 10.106



Association: First Pioneer Farm Credit, ACA             Issue Date:   03/05/1997
Customer #:  0152302728                                 Closing Date: 03/10/1997
Loan #:      4270258

                                 LOAN AGREEMENT

THIS AGREEMENT is made on the above written date between Pocono Village Farms, L.P. ("Borrower") c/o Agro Power Development, Inc. 10 Alvin Court, East Brunswick, NJ 08816 and First Pioneer Farm Credit, ACA a corporation organized and existing under the laws of the United States Under the Farm Credit Act of 1971, as amended, having its office and place of business at 9 County Road 618, Lebanon, NJ 08833 ("Lender").

WHEREAS, Lender is willing to establish or renew a credit facility for the benefit of Borrower, and to make advances from time to time to Borrower under the terms hereof and the applicable Loan Documents.

NOW THEREFORE, it is mutually agreed as follows:

1.   LOAN  TERMS  AND  REPAYMENTS.  For  the  Parties'  mutual  convenience  and
     Borrower's ease of repayment, the Indebtedness subject to this Agreement may be represented by one or more Note(s) with different repayment terms and security. The Parties shall be free to agree on such repayment terms and conditions as they may find mutually acceptable. A list of the Note(s) subject hereto and a summary of their terms is shown on Exhibit "A".

     In addition to the terms hereof, the specific repayment terms of the Indebtedness and all other terms and conditions shall be as described in the Note(s) listed, and such other note(s), other evidence of indebtedness or obligation, mortgage(s), loan agreement9s), security agreement(s), guaranty(ies), writings related to or governed hereby, as may be executed from time to time by Borrower, and all amendments, renewals, refinancings and replacements thereof (collectively: the "Loan documents"). The terms of all Loan Documents are incorporated by reference herein and made a part hereof.

2. AVAILABILITY OF FUNDS. Unless otherwise stated herein, or elsewhere in the Loan Documents, Borrower's privilege to request and draw advances shall expire on the date shown on Exhibit A hereto for each respective Loan/Line. Lender shall consider renewing or extending Borrower's privileges to draw funds when requested by Borrower, and upon Borrower's satisfactory completion of all Lender's requirements; however, Lender is not obligated to extend or renew Borrower's drawing privileges, and such action is in Lender's sole discretion.

3. TERM OF THIS AGREEMENT. This Agreement shall remain in effect until all sums owing hereunder are paid in full and this Agreement is terminated, subject to all


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     written  extensions,  modifications  or  renewals  executed  by the Parties hereto from time to time.

4. ADVANCES. Lender is not obligated to make any future advances. All future advances shall be added to the unpaid principal balance of the Indebtedness as evidenced by the applicable note(s) and shall bear interest thereunder from the date of the advance. No advance needs to be made completed after the occurrence of one or more of the following circumstances:

     a.) Borrower is in default on this Agreement, or on any Loan Document subject hereto, or on any other obligation of Borrower or any guarantor to Lender to this loan or related loaner in which lender has an interest; or

     b.) There has been a material adverse change in the financial condition of Borrower or the value or condition of the loan collateral; or

     c.) The enforceability of any lien on any unreleased security becomes doubtful, or the priority of any such lien shall have changed.

5. SECURITY The security given by Borrower to Lender includes, without limitation, the following as all or any of these may be renewed or amended from time and time:

     5.1 A real estate mortgage to be recorded in the Town of Mount Carmel, PA Registry of Deed/Mortgages.

     5.2 A Security Agreement, which provides a first lien on all assets, tangible or intangible, of the Borrower, including all Greenhouse and related equipment, excluding Inventory and Accounts Receivable.

     All security now existing and hereafter given for the payment of the Indebtedness shall continue in full force and effect until the Indebtedness is paid in full, despite any interim period during which no Indebtedness is outstanding, and until all Note(s), Loan Documents and any accompanying security documents are terminated.

     Borrower agrees to deliver such additional security as Lender may at any time deem necessary. Borrower further agrees to execute, deliver, file and/or record such documents or instruments, or take such other actions, as may be reasonably required by Lender to effectuate the intention of this Agreement, or to assure the enforceability and collectability of the Indebtedness, the Loan documents or any lien, or to otherwise protect or enforce the rights of Lender hereunder. Borrower agrees to purchase flood insurance, or additional flood insurance, in such amounts as may be required by Lender if at any time during the life of this loan Lender determines that any loan collateral is or will be located in a special flood hazard area.

6.   USE OF LOAN PROCEEDS. As set forth in the Loan Application.


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LOAN AGREEMENT


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7.   BORROWER'S  REPRESENTATIONS  AND  WARRANTIES.  Borrower makes the following representations and warranties to Lender. WHICH REMAIN IN EFFECT UNTIL ALL SUMS SUBJECT TO THIS AGREEMENT ARE REPAID IN FULL.

     7.1 FINANCIAL STATEMENTS. All financial statements and other information previously furnished by Borrower to Lender are accurate in every material respect; there has not been any material adverse change in the financial condition of Borrower since the date of the last financial statement provided; Borrower has no material liabilities, fixed or contingent, which are not fully shown or provided for in the said financial statements as of the date thereof.

     7.2 SOLVENCY. Borrower has sufficient capital to carry on the business and is solvent and able to pay debts as they mature, and Borrower is generally paying such debts. Borrower owns property the fair market value of which exceeds the dollar amount required to pay Borrower's debts.

     7.3 COMPLIANCE WITH LOAN TERMS. Borrower is performing on, or is in compliance with, all terms of all Borrower's other loans and obligations to all other creditors, if any, and all loans and obligations to Lender, whether or not subject to this Agreement.

     7.4 LEGAL ENTITY WARRANTY. If Borrower is a legal entity, Borrower represents and warrants that it is duly constituted under applicable laws and is in good standing; that appropriate authorization has been obtained to enter into this Agreement and all Loan Documents; and that when executed this Agreement and all Loan Documents shall be valid and legally binding on Borrower.

8.   LOAN APPROVAL CONDITIONS. Borrower covenants with Lender as follows:

     8.1  FINANCIAL PERFORMANCE.

         8.1.1 Net worth  must be  maintained  at a  percentage  of at least 20%
               (Book), improve by a least two percent annually and achieve a 40% net worth within five years. (Measured according to GAAP, consistently applied).

     8.2 INSURANCE. In addition to the insurance requirements of all Loan Documents, Borrower shall maintain the following indicated insurance coverage in full force, and naming Lender as beneficiary unless stated otherwise:

          8.2.1. Fire insurance, with extended coverage, on all Real Estate in the amount of $2,200,000.00.

          8.2.2. Public liability insurance in the amount of $2,200,000.00.

          8.2.3. Mortgage title insurance on all real estate collateral in the amount of $2,200,000.00.

     8.3 FINANCIAL INFORMATION. At Lender's request, Borrower shall provide, in a form acceptable to Lender, a current balance sheet and income statement as

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          described and at such other  additional times as Lender may request in connection with this loan:

          8.3.1. Annual audited financial statements within 120 days of the end of each fiscal year and unaudited financial statements within 30 days of the end of the first three quarters of each fiscal year.

          8.3.2. Budgets and operating reports for the Greenhouse as may reasonably be requested for informational purposes.

     8.4 NOTICE. Borrower shall provide prompt written notice to Lender of the following events:

          8.4.1. Change in management or ownership of the business.

          8.4.2. Default  on  loans  or  credit   arrangements  with  any  other
                 creditors.

          8.4.3. Occurrence of any event having a material adverse affect on Borrower's business.

          8.4.4. Location change or new location of office or site of operation.

          8.4.5. Change to out of state or county for any collateral, except in the ordinary course of business.

          8.4.6 Restriction, suspension, revocation or other changes in all permit(s), license(s), or authority(ies) required to conduct Borrower's business.

          8.4.7. Any order, consent order, agreement, notice or requirement affecting Borrower from any federal or state agency with jurisdiction or powers over environmental matters.

     8.5 NEGATIVE COVENENTS. During the term of this Agreement, Borrower will not take any of the following actions without the prior written approval of Lender:

          8.5.1. Sell Borrower's business, abandon or cease business operations, or merge or consolidate with any third party or entity.

          8.5.2. Dispose of all or a substantial portion of Borrower's business assets, by sale, transfer, lease, gift, abandonment or otherwise, except for sales of inventory in the ordinary course of business.

          8.5.3. Mortgage, pledge, lease for a period exceeding one year or otherwise make or allow the filing of any collateral for this Line of Credit.

          8.5.4. Make distributions unless: a) The calculation of Projected 12 Month Debt Service Coverage Ratio ("12 month DSCR") is 1.10X or greater, b) No Default or Event of Default shall have occurred and be continuing except that, cash distributions will be allowed to the partners of the Borrower for the payment of liabilities for State and Federal Income Taxes arising from the allocations of the Borrower's income to the partners ("Tax Distributions"), provided all loan approval conditions are met before and after the distributions. The amount of such tax distributions will be limited to the lessor of Net Projected Cash Flow or the amount of the Federal or State Tax obligations resulting from the allocation of income to the partners of the Borrower for the period.

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POCONO VILLAGE FARMS, L.P.                                                Page 4
LOAN AGREEMENT

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                 Projected 12 Month DSCR shall be calculated as follows: Project
                 Cash Flow the twelve month period updated for actual Projected Cash Flow and projected for the remainder of the year, plus undistributed Retained Earnings divided by principal, interest and fees payable on the Senior Debt during the same period, (Measured according to GAAP, consistently applied).

                 Projected Cash Flow: Project cash flow for any period will consist of (x) revenues from the sale of vegetables produce and any other operations revenue and investment income for such period less (y) fuel costs, utility expenses, insurance costs, and other operation and maintenance costs, property, real estate, sales and excise taxes, general and administrative expenses, regional support costs, professional fees, Management Costs and capital expenditures necessary to maintain the Greenhouse, but excluding Federal and State partnership income taxes, and Debt Service for such period.

          8.5.5. Net Project Cash Flow: Project Cash Flow less Debt Service for such period. Will not enter into an agreement with another creditor which offers terms/conditions more favorable than those offered to First Pioneer Farm Credit, including without limitations a guarantee from any affiliated entity.

9. DEFAULT. If a default hereunder should occur, Lender shall have such rights and remedies as are provided in the Promissory Note(s) and Loan Documents, including without limitation and at Lender's sole option, the right to make demand or to accelerate the whole Indebtedness subject hereto.

     9.1 BREACH OF THIS AGREEMENT. A breach of any warranty contained herein; or any material misrepresentation relating hereto; or Borrower's failure to observe, perform timely or comply with any provision of this Agreement shall be a default under this Agreement.

     9.2 DEFAULT UNDER LOAN DOCUMENTS. A default under any Loan Document or other writing related to or subject hereto shall also be a default on this Agreement.

GENERAL PROVISIONS.

10. NON WAIVER. Waiver, by Lender of the breach of any term or covenant, or the failure of Lender to exercise any option given to it, or the granting by Lender of any forbearance, restructuring or "borrower rights" (as may be required or allowed under the Farm Credit Act or other applicable law or regulations) shall not be deemed to be a waiver of any subsequent breach of such covenant or other breach of any other covenant, or of Lender's rights thereafter to exercise any such option. Any provision of this Agreement or the Loan Documents subject hereto can be waived only by a writing , signed by an authorized representative of Lender.


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POCONO VILLAGE FARMS, L.P.                                                Page 5
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11.  SEVERABILITY.   If  any  provision  of  this  Agreement,  the  Note(s)  and
     Mortgage(s), any Loan Document or other obligation affecting this Agreement or any other document given to secure the said Indebtedness shall be determined to be invalid, inapplicable to any party or unenforceable, such
     determination   shall   not   affect   the   validity,   applicability   or
     enforceability  of  any  other  provision  of  that  instrument,   or  this
     Agreement.

12. NO ORAL MODIFICATION. This Agreement and all Loan Documents subject hereto cannot be changed or modified orally, but only by a writing signed by the party against whom enforcement is sought.

13. NOT A CONSUMER TRANSACTION. Borrower agrees and acknowledges that this is not a consumer transaction.

14. GOVERNING LAW. This Agreement is subject to the provisions of the Farm Credit Act of 1971 and all acts amendatory thereof or supplementary thereto; and shall be interpreted according to the law of the State of New Jersey.

Signatures:
Pocono Village Farms, L.P.                 Pocono Village Farms, L.P.


By:_________________________________       By:_____________________________
   J. Kevin Cobb, Vice President              Thomas F. Schwartz, Vice President

                                           First Pioneer Farm Credit, ACA


                                           By:_____________________________
                                              David W .Boone, Vice-President

------------------------------------


________________________
Witness to All
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POCONO VILLAGE FARMS, L.P.                                                Page 6
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                          EXHIBIT "A" TO LOAN AGREEMENT

The following Promissory Notes are subject to this Loan Agreement:

Loan #: 4270258    $2,220,000.00       Long  loan  application.  All funds to be
                                       disbursed at closing with the exception of improvements to be completed.

                   Line #: 1           TERMS:    A     $2,220,000.00     Capital
                                       Non-Revolving  Line of Credit.  Funds are
                                       available  until the earlier of 12 months
                                       or   until   fully   disbursed.   Current
                                       principal  balance  is  $0.00.
                                       INTEREST RATE:  Variable rate loan,  with
                                       an initial rate of 8.75%,  rate tier:  LT
                                       Rate 4.
                                       NOTE  TO  BE  SIGNED  OR  GUARNATEED  BY:
                                       Pocono  Village  Farms,  L.P.
                                       REPAYMENT    TERMS:    $36,670.00    plus
                                       interest,   quarterly   starting   7/1/97
                                       DRAWING  PRIVILEGES EXPIRE: No later than
                                       12 months after closing.
                                       REQUIRED USE OF LOAN  PROCEEDS:  Purchase
                                       greenhouse property, Mount Carmel, PA and
                                       make planned improvements.




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POCONO VILLAGE FARMS, L.P.                                                Page 7
LOAN AGREEMENT